SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                            FORM 8-K/A

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004
                        -------------------
              THE CONNECTICUT LIGHT AND POWER COMPANY
                       --------------------
      (Exact name of registrant as specified in its charter)

          CONNECTICUT         0-00404        06-0303850
        -------------------------------------------------
    (State or other     (Commission         (I.R.S. Employer
    jurisdiction of     File Number)       Identification No.)
     organization)

                         107 SELDEN STREET
           BERLIN,       CONNECTICUT          06037-1616
 -----------------------------------------------------------------
       (Address of principal executive offices)  (Zip Code)

                          (860) 665-5500
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   -  Other Events

Item 8.01      Other Events

     The Item 8.01 disclosure in the 8-K filed by the Registrant on December 28, 2004 is replaced in its entirety by the following:

     On December 28, 2004, The Connecticut Light and Power Company ("CL&P") and The United Illuminating Company ("UI") announced revised cost estimates and schedule for their Middletown/Norwalk Transmission Project. On December 29, 2004, CL&P and UI issued a revised news release to correct the number of miles of overhead transmission line involved in both the first and second alternative route proposals. A copy of the revised joint CL&P/UI news release is attached as Exhibit 99 and is incorporated herein.


Section 9    - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

          (a)  Not Applicable

          (b)  Not Applicable

          (c)  Exhibits

               Exhibit      Description
               -------      -----------
               Exhibit 99   Revised Joint CL&P/UI News
                            Release dated December 28, 2004.



                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          THE CONNECTICUT LIGHT AND POWER COMPANY
                          (Registrant)


                           By:  /s/ Randy A. Shoop
                                    Name:  Randy A. Shoop
                                    Title:  Vice President and Treasurer



Date:   January 3, 2005